Exhibit 99.1

Alkami Announces Fourth Quarter 2023 Financial Results

PLANO, Texas, Feb. 28, 2024 (GLOBE NEWSWIRE) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for financial institutions in the U.S., today announced results for its fourth quarter and full year ending December 31, 2023.

Fourth Quarter 2023 Financial Highlights

•GAAP total revenue of $71.4 million, an increase of 29% compared to the year-ago quarter;
•GAAP gross margin of 56%, compared to 52% in the year-ago quarter;
•Non-GAAP gross margin of 60%, compared to 56% in the year-ago quarter;
•GAAP net loss of $(12.7) million, compared to $(4.9) million in the year-ago quarter; and
•Adjusted EBITDA of $3.1 million, compared to a loss of $(4.0) million in the year-ago quarter.

Full Year 2023 Financial Highlights

•GAAP total revenue of $264.8 million, an increase of 30% compared to 2022;
•GAAP gross margin of 54%, compared to 53% in 2022;
•Non-GAAP gross margin of 59%, compared to 57% in 2022;
•GAAP net loss of $(62.9) million compared to $(58.6) million in 2022; and,
•Adjusted EBITDA loss of $(1.6) million compared to $(17.6) million in 2022.

Comments on the News
Alex Shootman, Chief Executive Officer, said, “In the fourth quarter, we continued to drive strong growth, fueled by operational and financial execution. We signed 39 new logos to the Alkami digital banking platform in 2023. In addition, we successfully retained all clients on our digital banking platform, and continued to expand add-on sales as our clients continue to recognize the need for additional functionality to be competitive with the big banks.”

Shootman added, “As we look ahead to the remainder of 2024, we will sharpen our focus on helping our clients get to market faster, driving more effective integration across sales and service capabilities, cultivating and converting our bank pipeline, and building and scaling our leadership to achieve our objectives.”

“We added 3 million registered users to our digital banking platform, ending the year with 17.5 million digital banking users,” said Bryan Hill, Chief Financial Officer. “We exited 2023 with annual recurring revenue of $291 million, up 29% compared to December 31, 2022 and revenue per registered user of $16.63. Our remaining purchase obligation reached $1.1 billion at December 31, 2023, providing substantial visibility into our future operating and financial performance.”

2024 Financial Outlook

Alkami’s financial outlook is based on current expectations. The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its first quarter ending March 31, 2024 of:
•GAAP total revenue in the range of $74.5 million to $76 million;
•Adjusted EBITDA in the range of $2.5 million to $3.5 million.

Alkami is providing guidance for its calendar year ending December 31, 2024 of:
•GAAP total revenue in the range of $327 million to $333 million;
•Adjusted EBITDA in the range of $20 million to $23 million.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-800-836-8184 and internationally at 1-646-357-8785 using passcode 87182. A replay will be available in the Investor Relations section of the Alkami website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. Alkami helps clients transform through retail and business banking, digital account opening, payment security, and data analytics and marketing solutions. To learn more, visit https://www.alkami.com/.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Loss” as net loss, plus (1) provision (benefit) for income taxes (2) (gain) loss on financial instruments, (3) amortization, (4) stock-based compensation expense, and (5) acquisition-related expenses, net. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) provision (benefit) for income taxes, (2) (gain) loss on financial instruments, (3) interest (income) expense, net, (4) depreciation and amortization (5) stock-based compensation expense, (6) acquisition-related expenses, net, and (7) loss on extinguishment of debt. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including provision for income taxes, loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	December 31,	December 31,
	2023	2022
Assets
Current assets
Cash and cash equivalents	$40,927	$108,720
Marketable securities	51,196	87,635
Accounts receivable, net	35,499	26,246
Deferred implementation costs, current	10,329	7,855
Prepaid expenses and other current assets	10,634	11,709
Total current assets	148,585	242,165
Property and equipment, net	16,946	13,561
Right-of-use assets	15,754	14,670
Deferred implementation costs, net of current portion	30,734	24,783
Intangibles, net	35,807	42,593
Goodwill	148,050	148,017
Other assets	3,949	3,096
Total assets	$399,825	$488,885
Liabilities and Stockholders' Equity
Current liabilities
Current portion of long-term debt	$—	$3,188
Accounts payable	7,478	4,291
Accrued liabilities	19,763	21,643
Deferred revenues, current portion	10,984	8,835
Lease liabilities, current portion	1,205	3,657
Total current liabilities	39,430	41,614
Long-term debt, net	—	81,392
Deferred revenues, net of current portion	15,384	13,904
Deferred income taxes	1,713	1,712
Lease liabilities, net of current portion	18,052	15,817
Other non-current liabilities	305	400
Total liabilities	74,884	154,839
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of December 31, 2023 and 2022	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized and 96,722,098 and 92,112,749 shares issued and outstanding as of December 31, 2023 and 2022, respectively	97	92
Additional paid-in capital	760,210	706,407
Accumulated deficit	(435,366)	(372,453)
Total stockholders’ equity	324,941	334,046
Total liabilities and stockholders' equity	$399,825	$488,885

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Revenues	$71,369	$55,538	$264,831	$204,270
Cost of revenues(1)	31,420	26,865	120,720	95,946
Gross profit	39,949	28,673	144,111	108,324
Operating expenses:
Research and development	21,491	20,356	84,661	69,329
Sales and marketing	11,863	8,989	48,557	36,811
General and administrative	19,292	17,133	72,900	71,247
Acquisition-related expenses, net	43	(12,684)	263	(12,529)
Amortization of acquired intangibles	359	359	1,435	1,155
Total operating expenses	53,048	34,153	207,816	166,013
Loss from operations	(13,099)	(5,480)	(63,705)	(57,689)
Non-operating income (expense):
Interest income	2,273	1,313	8,095	2,696
Interest expense	(1,870)	(1,532)	(7,384)	(3,850)
Gain (loss) on financial instruments	113	246	534	(200)
Loss on extinguishment of debt	(409)	—	(409)	(18)
Loss before income taxes	(12,992)	(5,453)	(62,869)	(59,061)
Provision (benefit) for income taxes	(279)	(541)	44	(461)
Net loss	$(12,713)	$(4,912)	$(62,913)	$(58,600)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.13)	$(0.05)	$(0.67)	$(0.64)
Weighted average number of shares of common stock outstanding:
Basic and diluted	95,871,058	91,708,635	94,080,797	90,956,521

(1) Includes amortization of acquired technology of $1.4 million and $1.3 million for the three months ended December 31, 2023 and 2022, respectively, and $5.4 million and $3.9 million for the twelve months ended December 31, 2023 and 2022, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Year ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(62,913)	$(58,600)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	10,631	8,075
Accrued interest on marketable securities, net	(3,231)	(369)
Stock-based compensation expense	51,231	44,592
Amortization of debt issuance costs	138	134
Gain from revaluation of contingent consideration	—	(15,500)
(Gain) loss on financial instruments	(532)	200
Loss on extinguishment of debt	409	18
Gain on lease modification	(375)	—
Deferred taxes	(32)	(690)
Changes in operating assets and liabilities:
Accounts receivable	(9,253)	(4,013)
Prepaid expenses and other current assets	425	(3,194)
Accounts payable and accrued liabilities	91	(1,374)
Deferred implementation costs	(7,720)	(7,846)
Deferred revenues	3,629	522
Net cash used in operating activities	(17,502)	(38,045)
Cash flows from investing activities:
Purchase of marketable securities	(140,816)	(187,217)
Proceeds from sales, maturities, and redemptions of marketable securities	181,019	99,750
Purchases of property and equipment	(1,058)	(1,057)
Capitalized software development costs	(5,234)	(3,388)
Acquisition of business, net of cash acquired	—	(131,839)
Net cash provided by (used in) investing activities	33,911	(223,751)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	85,000
Principal payments on debt	(85,000)	(24,688)
Debt issuance costs paid	(341)	(773)
Proceeds from ESPP issuance	4,124	2,906
Payment of holdback funds from acquisition	(3,600)	(1,000)
Payments for taxes related to net settlement of equity awards	(15,985)	(2,665)
Proceeds from stock option exercises	12,983	2,399
Net cash (used in) provided by financing activities	(87,819)	61,179
Net decrease in cash and cash equivalents and restricted cash	(71,410)	(200,617)
Cash and cash equivalents and restricted cash, beginning of period	112,337	312,954
Cash and cash equivalents and restricted cash, end of period	$40,927	$112,337

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP total revenues	$71,369	$55,538	$264,831	$204,270

	December 31,
	2023	2022
Annual Recurring Revenue (ARR)	$291,049	$226,096
Registered Users	17,502	14,536
Revenue per Registered User (RPU)	$16.63	$15.55

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP cost of revenues	$31,420	$26,865	$120,720	$95,946
Amortization	(1,656)	(1,533)	(6,579)	(4,358)
Stock-based compensation expense	(1,444)	(1,111)	(5,584)	(4,389)
Non-GAAP cost of revenues	$28,320	$24,221	$108,557	$87,199

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP gross margin	56.0%	51.6%	54.4%	53.0%
Amortization	2.3%	2.8%	2.5%	2.2%
Stock-based compensation expense	2.0%	2.0%	2.1%	2.1%
Non-GAAP gross margin	60.3%	56.4%	59.0%	57.3%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP research and development expense	$21,491	$20,356	$84,661	$69,329
Stock-based compensation expense	(4,141)	(3,911)	(15,995)	(11,398)
Non-GAAP research and development expense	$17,350	$16,445	$68,666	$57,931

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP sales and marketing expense	$11,863	$8,989	$48,557	$36,811
Stock-based compensation expense	(1,911)	$(1,183)	$(7,220)	$(4,042)
Non-GAAP sales and marketing expense	$9,952	$7,806	$41,337	$32,769

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP general and administrative expense	$19,292	$17,133	$72,900	$71,247
Stock-based compensation expense	(5,821)	(5,431)	(22,432)	(24,763)
Non-GAAP general and administrative expense	$13,471	$11,702	$50,468	$46,484

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP net loss	$(12,713)	$(4,912)	$(62,913)	$(58,600)
Provision (benefit) for income taxes	(279)	(541)	44	(461)
(Gain) loss on financial instruments	(113)	(246)	(534)	200
Amortization	2,015	1,892	8,014	5,513
Stock-based compensation expense	13,317	11,636	51,231	44,592
Acquisition-related expenses, net(1)	43	(12,684)	263	(12,529)
Non-GAAP net loss	$2,270	$(4,855)	$(3,895)	$(21,285)

(1) Acquisition-related expenses, net, for the year ended December 31, 2023 includes expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three months and year ended December 31, 2022 include the accrual of deferred compensation due to the former owner of the acquired business, ACH Alert, in addition to acquisition related-expenses associated with the acquisition of MK and Segmint, primarily related to legal, consulting, and professional fees. These expenses are offset by the $15.5 million gain from contingent consideration related to the purchase of MK.

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
GAAP net loss	$(12,713)	$(4,912)	$(62,913)	$(58,600)
Provision (benefit) for income taxes	(279)	(541)	44	(461)
(Gain) loss on financial instruments	(113)	(246)	(534)	200
Interest (income) expense, net	(403)	219	(711)	1,154
Depreciation and amortization	2,790	2,563	10,631	8,075
Stock-based compensation expense	13,317	11,636	51,231	44,592
Acquisition-related expenses, net(1)	43	(12,684)	263	(12,529)
Loss on extinguishment of debt	409	—	409	18
Adjusted EBITDA	$3,051	$(3,965)	$(1,580)	$(17,551)

(1) Acquisition-related expenses, net, for the year ended December 31, 2023 includes expenses associated with the acquisition of Segmint, primarily related to legal, consulting, and professional fees. Acquisition-related expenses, net, for the three months and year ended December 31, 2022 include the accrual of deferred compensation due to the former owner of the acquired business, ACH Alert, in addition to acquisition related-expenses associated with the acquisition of MK and Segmint, primarily related to legal, consulting, and professional fees. These expenses are offset by the $15.5 million gain from contingent consideration related to the purchase of MK.

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com